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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 8, 1998
                        (Date of earliest event reported)

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                           FEDERAL EXPRESS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)

          1-7806                                          71-0427007
  (Commission File Number)                    (IRS Employer Identification No.)


                 2005 Corporate Avenue, Memphis, Tennessee 38132
                    (Address of principal executive offices)

               Registrant's Telephone Number, including area code:
                                 (901) 369-3600

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ITEM 5.  OTHER EVENTS

On July 8, 1998, FDX Corporation, the parent holding company for Federal Express Corporation, announced its financial results for the quarter and fiscal year ended May 31, 1998. Certain information regarding the financial results for Federal Express Corporation (the "Registrant") for the quarter and fiscal year ended May 31, 1998 was included in the FDX Corporation announcement.

Registrant recently prepared Appendix A to a Preliminary Official Statement with respect to the Indianapolis Airport Authority Special Facility Refunding Revenue Bonds, Series 1998 (Federal Express Corporation Project). Appendix A, a portion of which is attached to this report as Exhibit 20.1 and incorporated herein by reference, contains summaries of the Registrant's operating results and financial position and certain operating statistics for the past five fiscal years, including the fiscal year ended May 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

         20.1 A portion of Appendix A to a Preliminary Official Statement prepared with respect to the Indianapolis Airport Authority Special Facility Refunding Revenue Bonds, Series 1998 (Federal Express Corporation Project).

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  MICHAEL W. HILLARD
                                     ----------------------------------
                                       Michael W. Hillard
                                       Vice President and Controller
                                       (principal accounting officer)

Dated:  July 13, 1998

                                  EXHIBIT INDEX



Exhibit              Description of Exhibit

20.1 A portion of Appendix A to a Preliminary Official Statement prepared with respect to the Indianapolis Airport Authority Special Facility Refunding Revenue Bonds, Series 1998 (Federal Express Corporation Project).